Exhibit 99.1

PRESS RELEASE	FOR IMMEDIATE RELEASE
Omaha, Nebraska

September 14, 2022

MEDIA CONTACT:

Karen Marotta

Greystone

212-896-9149

Karen.Marotta@greyco.com

INVESTOR CONTACT:

Andy Grier

Senior Vice President

402-952-1235

America First Multifamily Investors, L.P. Announces Regular Quarterly Cash Distribution and Supplemental BUCs Distribution

Omaha, Nebraska – On September 14, 2022, America First Multifamily Investors, L.P. (NASDAQ: ATAX) (the “Partnership” or “ATAX”) announced that the Board of Managers of Greystone AF Manager LLC (“Greystone Manager”) declared a distribution to the Partnership’s Beneficial Unit Certificate (“BUC”) holders of $0.57 per BUC. The distribution consists of a regular quarterly cash distribution of $0.37 per BUC plus a supplemental distribution payable in the form of additional BUCs equal in value to $0.20 per BUC. The supplemental distribution will be paid at a ratio of 0.01044 BUCs for each issued and outstanding BUC as of the record date, which represents an amount per BUC based on the closing price of the BUCs on the Nasdaq Stock Market LLC on September 13, 2022 of $19.15 per BUC. No fractional BUCs will be issued in connection with the supplemental distribution, as all fractional BUCs resulting from the distribution with a fraction equal to or above 0.5 will be rounded up to the next higher BUC, and fractional BUCs with a fraction less than 0.5 will receive cash for such fraction based on the market value of the BUCs on the record date. The Partnership expects to issue an aggregate of approximately 230,500 BUCs in the supplemental distribution.

The cash distribution and supplemental distribution will be paid on October 31, 2022 to all BUC holders of record as of the close of trading on September 30, 2022. The BUCs will trade ex-distribution as of September 29, 2022.

The supplemental distribution reflects the Partnership’s continuing intent to distribute a portion of the Partnership’s recent gains on the sale of its Vantage investments. The payment of the supplemental distribution in the form of BUCs allows ATAX to retain additional capital to fund future investment opportunities at a low cost and is non-dilutive to current BUC holders.

While the Board has not yet declared any distributions for subsequent quarters, the Partnership currently expects to continue to be in a position to make a supplemental distribution, in addition to the regular quarterly distribution, for the fourth quarter of 2022.

“The Board’s declaration of the ongoing regular quarterly distribution plus a supplemental distribution demonstrates its objective of distributing earnings to our unitholders,” said Kenneth C. Rogozinski, Chief Executive Officer of ATAX. “The payment of the supplemental distribution in the form of additional BUCs will allow BUC holders to benefit from ATAX’s deployment of the retained capital into accretive investments in a cost efficient, non-dilutive manner.”

Greystone Manager is the general partner of America First Capital Associates Limited Partnership Two, the Partnership’s general partner. Distributions to the Partnership’s BUC holders, including regular and any supplemental distributions, are determined by Greystone Manager based on a disciplined evaluation of the Partnership’s current and anticipated operating results, financial condition and other factors it deems relevant. Greystone Manager continually evaluates the factors that go into BUC holder distribution decisions, consistent with the long-term best interests of the BUC holders and the Partnership.

About America First Multifamily Investors, L.P.

America First Multifamily Investors, L.P. was formed on April 2, 1998 under the Delaware Revised Uniform Limited Partnership Act for the primary purpose of acquiring, holding, selling and otherwise dealing with a portfolio of mortgage revenue bonds which have been issued to provide construction and/or permanent financing for affordable multifamily, student housing and commercial properties. The Partnership is pursuing a business strategy of acquiring additional mortgage revenue bonds and other investments on a leveraged basis. The Partnership expects and believes the interest earned on these mortgage revenue bonds is excludable from gross income for federal income tax purposes. The Partnership seeks to achieve its investment growth strategy by investing in additional mortgage revenue bonds and other investments as permitted by the Partnership’s Amended and Restated Limited Partnership Agreement, dated September 15, 2015, taking advantage of attractive financing structures available in the securities market, and entering into interest rate risk management instruments. America First Multifamily Investors, L.P. press releases are available at www.ataxfund.com.

Safe Harbor Statement

Certain statements in this press release are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: general economic, geopolitical, and financial conditions, including the current and future impact of changing interest rates, inflation, international conflicts, and COVID-19 on business operations, employment, and financial conditions; the general condition of the real estate markets in the regions in which we operate, which may be unfavorably impacted by increases in mortgage interest rates, slowing economic growth, persistent elevated inflation levels, and other factors; current maturities of the Partnership’s financing arrangements and the Partnership’s ability to renew or refinance such financing arrangements; defaults on the mortgage loans securing the Partnership’s mortgage revenue bonds; the competitive environment in which the Partnership operates; risks associated with investing in multifamily and student residential properties and commercial properties; changes in interest rates; the Partnership’s ability to use borrowings or obtain capital to finance its assets; local, regional, national and international economic and credit market conditions; recapture of previously issued Low Income Housing Tax Credits in accordance with Section 42 of the Internal

Revenue Code; geographic concentration of properties related to our investments; changes in the U.S. corporate tax code and other government regulations affecting our business; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this press release may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.